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                                                                      Exhibit 99

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 11-K



[X]   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934

                  For the fiscal year ended September 30, 2004

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Commission file number 2-82760



A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                           PEOPLES ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN



B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                           Peoples Energy Corporation
                             130 East Randolph Drive
                             Chicago, Illinois 60601


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This Form 11-K is being filed for informational purposes only.




ITEM 1. An audited statement of financial condition as of the end of the latest two fiscal years of the plan.

        Not applicable. Employees' payments for Company stock are neither segregated nor held for investment.

ITEM 2. An audited statement of income and changes in plan equity for each of the latest three fiscal years of the plan.

        Not applicable. See above.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Peoples Energy Corporation has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Peoples Energy Corporation
                                           Employee Stock Purchase Plan
                                           ----------------------------
                                                   (Name of Plan)



Date: December 14, 2004                    By /s/ Thomas A. Nardi
                                              -------------------------
                                                    (Signature)
                                                   Thomas A. Nardi
                                              Senior Vice President and
                                               Chief Financial Officer
                                              Peoples Energy Corporation